UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           November 30, 2005
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Principal Officers; Election of
                    Directors;Appointment of Principal Officers

     On December 1, 2005, the Company filed an 8-K reporting that David P. King, currently our Executive Vice President of Strategic Planning and Corporate Development, will become our Chief Operating Officer. This change is effective December 1, 2005.

     Item 5.02 of this 8-K/A amends the December 1, 2005 8-K to disclose that Mr. King, age 49, has served as an Executive Vice President since January 2004. Prior to this date, Mr. King was Senior Vice President, General Counsel and Chief Compliance Officer from September 17, 2001 to December 31, 2003. Mr. King served as Executive Vice President, Strategic Planning and Corporate Development from January 1, 2004 to November 30, 2005. Mr. King is a member of the Executive and Management Committees of the Company. Prior to joining the Company, he was a partner with Hogan & Hartson L.L.P. in Baltimore, Maryland from 1992 to 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: December 1, 2005	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary